POST BALANCE SHEET DATE EVENTS	6 Months Ended
Jun. 30, 2022
POST BALANCE SHEET DATE EVENTS
POST BALANCE SHEET DATE EVENTS

NOTE 8 – POST BALANCE SHEET DATE EVENTS

After the end of Q2 2022, TORM delivered the last handysize vessel (TORM Gyda) on 07 July 2022 and two of the LR2 vessels (TORM Valborg and TORM Ingeborg) on 20 July 2022 and 12 August 2022, respectively.

After the end of Q2 2022, TORM sold one of the vessels approved for sale as of 30 June 2022 (TORM Moselle).

On 09 August 2022, TORM took delivery of the second-hand LR2 vessel (TORM Hannah) purchased in Q2 2022 and subsequently entered into a sale and leaseback financing transaction which included purchase options for TORM.

On 01 August 2022, TORM settled a cargo claim and subsequently reassessed the provisions in relation to remaining cargo claims. TORM reversed provisions and recognized income amounting to USD 6.3m on 30 June 2022 in relation to cargo claims. Further, the security amount for the settled claim was received on 12 August 2022

On 15 August 2022, TORM entered into an agreement to purchase 75% of the shares in Marine Exhaust Technology A/S for a consideration of USD 2.1m. Marine Exhaust Technology A/S is a Danish-based company owning ME Production A/S (“MEP”), which among others produces solutions to reduce air pollutants in connection with marine transportation. Closing of the transaction is expected to be in Q3 2022.

After the reporting date, TORM’s Board of Directors has approved a dividend of USD 0.58 per share, with an expected total dividend payment of USD 47m. Payment is expected on 16 September 2022 to shareholders on record on 01 September 2022, with the ex-dividend date on 31 August 2022. The dividends have not been recognised as liabilities and there are no tax consequences.